Exhibit 99.2
Unaudited Pro Forma Combined Financial Information
As previously announced, on December 18, 2017, Campbell Soup Company (Campbell) entered into an Agreement and Plan of Merger (the Merger Agreement) by and among Campbell, Twist Merger Sub, Inc., an indirect, wholly-owned subsidiary of Campbell (Merger Sub), and Snyder's-Lance, Inc. (Snyder's-Lance) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Snyder's-Lance (the Merger), with Snyder's-Lance surviving the Merger as a wholly-owned subsidiary of Campbell.
The unaudited pro forma combined financial information was based on and should be read in conjunction with the (i) historical consolidated financial statements of Campbell included in its Annual Report on Form 10-K for the year ended July 30, 2017 and its Quarterly Report on Form 10-Q for the six months ended January 28, 2018; and (ii) the audited consolidated financial statements of Snyder’s-Lance as of and for the year ended December 30, 2017 and its Quarterly Report on Form 10-Q for the six months ended July 1, 2017 (which is not included or incorporated by reference herein). The unaudited pro forma combined statements of earnings and balance sheet give effect to the acquisition of Snyder’s-Lance by Campbell and related anticipated financing (together, the Transactions) as if the Transactions occurred on August 1, 2016 for statement of earnings purposes and on January 28, 2018 for balance sheet purposes.
Campbell's fiscal year ended on July 30, 2017 and Snyder’s-Lance fiscal year ended on December 30, 2017. The unaudited pro forma combined statement of earnings for the six months ended January 28, 2018 combines Campbell’s six months ended January 28, 2018 with Snyder’s-Lance’s six months ended December 30, 2017; the unaudited pro forma combined statement of earnings for the year ended July 30, 2017 combines Campbell’s year ended July 30, 2017 with Snyder’s-Lance’s twelve months ended July 1, 2017. The Snyder’s-Lance six months ended December 30, 2017 statement of earnings was derived from its year ended December 30, 2017 results, adjusted to exclude the six months ended July 1, 2017. The Snyder’s-Lance twelve months ended July 1, 2017 statement of earnings was derived from its year ended December 31, 2016 results, adjusted to include the six months ended July 1, 2017, and adjusted to exclude the six months ended July 2, 2016. The unaudited pro forma combined balance sheet information combines Campbell's interim unaudited January 28, 2018 balance sheet with Snyder's-Lance year ended December 30, 2017 balance sheet.
The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Transactions, are factually supportable and, for purposes of the pro forma statements of earnings, are expected to have a continuing impact on the combined results.
The unaudited pro forma combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma combined financial statements, and is not necessarily indicative of the combined results of operation or financial condition had the Transactions been completed as of the dates indicated. The unaudited pro forma combined financial information does not reflect any integration costs or savings that may be realized from the Transactions. The unaudited pro forma combined financial information does not purport to project the future results of operations or financial position of the combined company. The acquisition of Snyder’s-Lance will be accounted for as a business combination, and will reflect the application of acquisition accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and liabilities assumed and information available as of the date of this Current Report on Form 8-K. Certain valuations and assessments, including valuations of the inventories, plant assets, other intangible assets as well as the assessment of the tax positions and rates of the combined business, are in process and will not be completed until subsequent to the close of the proposed acquisition. Additionally, the consideration for the transaction in the unaudited pro forma combined financial information is based on shares, equity awards and debt outstanding as of a date recent to this filing, which may differ from shares, equity awards, and debt outstanding at the date of the close of the acquisition of Snyder’s-Lance. The debt that is anticipated to be incurred to finance the acquisition of Snyder’s-Lance is included in the unaudited pro forma financial information reflecting the terms and rates Campbell expects to achieve based on current market rates. The actual financing and terms of the financing will be subject to market conditions. Actual adjustments may differ from the amounts reflected in the unaudited pro forma combined financial statements, and the differences may be material.

CAMPBELL SOUP COMPANY
Unaudited Pro Forma Combined Statement of Earnings
For the Six Months Ended January 28, 2018
(millions, except per share amounts)

	Campbell Soup Company	Snyder's-Lance, Inc.
	Six Months Ended January 28, 2018	Six Months Ended December 30, 2017	Pro Forma Adjustments	Notes	Pro Forma Combined
Net sales	$4,341	$1,116	$—		$5,457
Costs and expenses
Cost of products sold	2,792	835	1	(a)	3,628
Marketing and selling expenses	447	113	—		560
Administrative expenses	314	52	—		366
Research and development expenses	57	3	—		60
Other expenses / (income)	41	117	(17)	(b), (c)	141
Restructuring charges	35	3	—		38
Total costs and expenses	3,686	1,123	(16)		4,793
Earnings (loss) before interest and taxes	655	(7)	16		664
Interest expense	63	21	93	(d), (e)	177
Interest income	1	—	—		1
Earnings (loss) before taxes	593	(28)	(77)		488
Taxes on earnings	33	(159)	(23)	(f)	(149)
Net earnings	560	131	(54)		637
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Net earnings attributable to Campbell Soup Company	$560	$131	$(54)		$637
Per Share — Basic
Net earnings attributable to Campbell Soup Company	$1.86				$2.12
Weighted average shares outstanding — basic	301				301
Per Share — Assuming Dilution
Net earnings attributable to Campbell Soup Company	$1.85				$2.11
Weighted average shares outstanding — assuming dilution	302				302
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

CAMPBELL SOUP COMPANY
Unaudited Pro Forma Combined Statement of Earnings
For the Year Ended July 30, 2017
(millions, except per share amounts)

	Campbell Soup Company			Snyder's-Lance, Inc.
	As Reported	Adjustments	Recast
	Year Ended July 30, 2017	Reclassification of Benefit Costs	Year Ended July 30, 2017	Year Ended July 1, 2017	Pro Forma Adjustments	Notes	Pro Forma Combined
Net sales	$7,890	$—	$7,890	$2,211	$—		$10,101
Costs and expenses
Cost of products sold	4,831	134	4,965	1,640	2	(a)	6,607
Marketing and selling expenses	817	38	855	265	—		1,120
Administrative expenses	488	62	550	125	—		675
Research and development expenses	98	13	111	6	—		117
Other expenses / (income)	238	(247)	(9)	24	17	(b)	32
Restructuring charges	18	—	18	14	—		32
Total costs and expenses	6,490	—	6,490	2,074	19		8,583
Earnings before interest and taxes	1,400	—	1,400	137	(19)		1,518
Interest expense	112	—	112	37	190	(d), (e)	339
Interest income	5	—	5	—	—		5
Earnings before taxes	1,293	—	1,293	100	(209)		1,184
Taxes on earnings	406	—	406	39	(76)	(f)	369
Net earnings	887	—	887	61	(133)		815
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	1	—		1
Net earnings attributable to Campbell Soup Company	$887	$—	$887	$60	$(133)		$814
Per Share — Basic
Net earnings attributable to Campbell Soup Company	$2.91		$2.91				$2.67
Weighted average shares outstanding — basic	305		305				305
Per Share — Assuming Dilution
Net earnings attributable to Campbell Soup Company	$2.89		$2.89				$2.65
Weighted average shares outstanding — assuming dilution	307		307				307
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

CAMPBELL SOUP COMPANY
Unaudited Pro Forma Combined Balance Sheet
As of January 28, 2018
(millions, except per share amounts)

	Campbell Soup Company	Snyder's-Lance, Inc.
	As of January 28, 2018	As of December 30, 2017	Pro Forma Adjustments	Notes	Pro Forma Combined
Current assets
Cash and cash equivalents	$196	$19	$107	(g)	$322
Accounts receivable, net	738	219	—		957
Inventories	869	190	45	(h)	1,104
Other current assets	125	55	(11)	(i)	169
Total current assets	1,928	483	141		2,552
Plant assets, net of depreciation	2,518	495	190	(a)	3,203
Goodwill	2,259	1,282	1,630	(j)	5,171
Other intangible assets, net of amortization	1,485	1,299	1,647	(b)	4,431
Other assets ($70 attributable to variable interest entity)	146	59	(9)	(k)	196
Total assets	$8,336	$3,618	$3,599		$15,553
Current liabilities
Short-term borrowings	$1,659	$50	$(49)	(d)	$1,660
Payable to suppliers and others	707	112	—		819
Accrued liabilities	523	138	73	(l)	734
Dividends payable	106	—	—		106
Accrued income taxes	17	—	(3)	(l)	14
Total current liabilities	3,012	300	21		3,333
Long-term debt	2,247	1,026	5,133	(d), (e)	8,406
Deferred taxes	383	235	463	(m)	1,081
Other liabilities	745	35	(4)	(n)	776
Total liabilities	6,387	1,596	5,613		13,596
Commitment and contingencies
Campbell Soup Company shareholders' equity
Preferred stock; authorized 40 shares; none issued	—	—	—		—
Capital stock	12	81	(81)	(o)	12
Additional paid-in capital	321	1,637	(1,637)	(o)	321
Earnings retained in the business	2,734	282	(306)	(i), (l), (o)	2,710
Capital stock in treasury, at cost	(1,104)	—	—		(1,104)
Accumulated other comprehensive income (loss)	(21)	2	(2)	(o)	(21)
Total Campbell Soup Company shareholders' equity	1,942	2,002	(2,026)		1,918
Noncontrolling interests	7	20	12	(p)	39
Total equity	1,949	2,022	(2,014)		1,957
Total liabilities and equity	$8,336	$3,618	$3,599		$15,553
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

CAMPBELL SOUP COMPANY
Notes to Unaudited Pro Forma Combined Financial Statements
(millions, except per share amounts)
1. Basis of Presentation
The unaudited pro forma combined financial information was based on and should be read in conjunction with the (i) historical consolidated financial statements of Campbell included in its Annual Report on Form 10-K for the year ended July 30, 2017 and its Quarterly Report on Form 10-Q for the six months ended January 28, 2018; and (ii) the audited consolidated financial statements of Snyder’s-Lance as of and for the year ended December 30, 2017 and its Quarterly Report on Form 10-Q for the six months ended July 1, 2017 (which is not included or incorporated by reference herein). The unaudited pro forma combined statements of earnings and balance sheet give effect to the acquisition of Snyder’s-Lance by Campbell and related anticipated financing (together, the Transactions) as if the Transactions occurred on August 1, 2016 for statement of earnings purposes and on January 28, 2018 for balance sheet purposes.
During the first quarter of fiscal 2018, Campbell adopted revised guidance issued by the Financial Accounting Standards Board that changes the presentation of net periodic pension cost and net periodic postretirement benefit cost. Under the revised guidance, the service cost component of benefit cost is classified in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost (such as interest expense, return on assets, amortization of prior service credit, actuarial gains and losses, settlements and curtailments) are required to be presented in the income statement separately from the service cost component. The retrospective impact of presenting net periodic benefit cost in accordance with the new guidance is shown in the reclassification of benefit costs column on the statement of earnings for the year ended July 30, 2017.
Campbell's fiscal year ended on July 30, 2017 and Snyder’s-Lance fiscal year ended on December 30, 2017. The unaudited pro forma combined statement of earnings for the six months ended January 28, 2018 combines Campbell’s six months ended January 28, 2018 with Snyder’s-Lance’s six months ended December 30, 2017; the unaudited pro forma combined statement of earnings for the year ended July 30, 2017 combines Campbell’s year ended July 30, 2017 with Snyder’s-Lance’s twelve months ended July 1, 2017. The Snyder’s-Lance six months ended December 30, 2017 statement of earnings was derived from its year ended December 30, 2017 results, adjusted to exclude the six months ended July 1, 2017. The Snyder’s-Lance twelve months ended July 1, 2017 statement of earnings was derived from its year ended December 31, 2016 results, adjusted to include the six months ended July 1, 2017, and adjusted to exclude the six months ended July 2, 2016. The unaudited pro forma combined balance sheet information combines Campbell's interim unaudited January 28, 2018 balance sheet with Snyder's-Lance year ended December 30, 2017 balance sheet. See Note 3.
The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Transactions, are factually supportable and, for purposes of the pro forma statements of earnings, are expected to have a continuing impact on the combined results.
The unaudited pro forma combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma combined financial statements, and is not necessarily indicative of the combined results of operation or financial condition had the Transactions been completed as of the dates indicated. The unaudited pro forma combined financial information does not reflect any integration costs or savings that may be realized from the Transactions. The unaudited pro forma combined financial information does not purport to project the future results of operations or financial position of the combined company. The acquisition of Snyder’s-Lance will be accounted for as a business combination, and will reflect the application of acquisition accounting in accordance with ASC 805, Business Combinations. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and liabilities assumed and information available as of the date of this Current Report on Form 8-K. Certain valuations and assessments, including valuations of the inventories, plant assets, other intangible assets as well as the assessment of the tax positions and rates of the combined business, are in process and will not be completed until subsequent to the close of the proposed acquisition. Additionally, the consideration for the transaction in the unaudited pro forma combined financial information is based on shares, equity awards and debt outstanding as of a date recent to this filing, which may differ from shares, equity awards, and debt outstanding at the date of the close of the acquisition of Snyder’s-Lance. The debt that is anticipated to be incurred to finance the acquisition of Snyder’s-Lance is included in the unaudited pro forma financial information reflecting the terms and rates Campbell expects to achieve based on current market rates. The actual financing and terms of the financing will be subject to market conditions. Actual adjustments may differ from the amounts reflected in the unaudited pro forma combined financial statements, and the differences may be material.
Campbell has not identified any differences between the accounting policies of Campbell and Snyder’s-Lance that would have a material impact on the pro forma financial information. A full assessment of such policy differences will not be completed until subsequent to the close of the Transactions, and actual policy differences may be material.
Certain amounts for Snyder’s-Lance have been reclassified to conform to the Campbell current financial statement presentation as further discussed in Note 3.

2. Transaction and Estimated Purchase Consideration
The acquisition of Snyder’s-Lance will be accounted for as a business combination, and will reflect the application of acquisition accounting in accordance with ASC 805, Business Combinations. The unaudited pro forma combined financial information reflects the acquisition of Snyder’s-Lance for an estimated purchase price of $6,067, which is derived as follows:

Cash consideration to be paid to Snyder's-Lance shareholders (a)	$4,904
Cash consideration to be paid to Snyder's-Lance equity award holders (b)	79
Snyder's-Lance debt to be repaid (c)	1,084
Total consideration	$6,067

(a)	Cash consideration to be paid to Snyder’s-Lance shareholders reflects $50.00 per outstanding Snyder’s-Lance share based on 98,073,282 of outstanding shares as of February 15, 2018.

(b)
Cash consideration to be paid to Snyder’s-Lance equity award holders reflects the consideration for outstanding equity awards as of February 15, 2018, consisting of stock options, restricted stock and restricted stock units.

(c)	Reflects Snyder’s-Lance debt and related accrued interest outstanding as of December 30, 2017 that is expected to be paid in conjunction with the closing of the acquisition of Snyder’s-Lance.
The acquisition will be funded through the issuance of a senior unsecured term loan and senior unsecured notes described further in Note 5(d).
The estimated purchase price allocation is based on preliminary estimates of fair value as follows:

Current assets	$528
Valuation of property, plant and equipment	685
Valuation of intangible assets	2,946
Residual goodwill	2,912
Other assets	63
Current liabilities	(306)
Non-current liabilities	(729)
Noncontrolling interests	(32)
Total consideration	$6,067

3. Derivation of Snyder-Lance Results
The Snyder’s-Lance results included in the unaudited pro forma combined statement of earnings reflect the results for the year ended July 1, 2017 and the six months ended December 30, 2017, calculated as follows:

	Year Ended December 31, 2016 (audited)	Six Months Ended July 1, 2017 (unaudited)	Six Months Ended July 2, 2016 (unaudited)	Year Ended July 1, 2017 (unaudited)	Year Ended December 30, 2017 (audited)	Six Months Ended December 30, 2017 (unaudited)
	(A)	(B)	(C)	(D = A+B-C)	(E)	(F = E-B)
Net revenue	$2,109	$1,111	$1,009	$2,211	$2,227	$1,116
Cost of sales	1,345	716	655	1,406	1,427	711
Gross profit	764	395	354	805	800	405

Selling, general and administrative expenses	594	339	282	651	644	305
Transaction and integration related expenses	66	2	59	9	3	1
Impairment charges	4	8	1	11	115	107
Other operating expense/(income), net	(5)	—	(2)	(3)	—	—
Other (income)/expense, net	—	(1)	(1)	—	(2)	(1)
Income before interest and income taxes	$105	$47	$15	$137	$40	$(7)
Loss on early extinguishment of debt	5	—	5	—	—	—
Interest expense, net	33	18	14	37	39	21
Income/(loss) before income taxes	67	29	(4)	100	1	(28)
Income tax (benefit)/expense	25	13	(1)	39	(146)	(159)
Income/(loss) from continuing operations	$42	$16	$(3)	$61	$147	$131
(Loss)/income from discontinued operations, net of income tax	(27)	—	(3)	(24)	2	2
Net income/(loss)	$15	$16	$(6)	$37	$149	$133
Net income/(loss) attributable to non-controlling interests	—	1	—	1	1	—
Net income/(loss) attributable to Snyder’s-Lance	$15	$15	$(6)	$36	$148	$133

4. Reclassification Adjustments
Certain reclassifications have been made to the historical presentation of earnings from continuing operations of Snyder’s-Lance to conform to the financial statement presentation of Campbell.
Snyder’s-Lance reclassifications in the unaudited pro forma combined statement of earnings for the six months ended January 28, 2018 are as follows:

	Six Months Ended December 30, 2017
	Before Reclassification	Reclassification	Notes	After Reclassification
Net sales	$1,116	$—		$1,116
Costs and expenses
Cost of products sold	711	124	(i), (ii)	835
Selling, general and administrative expenses	305	(305)	(i)	—
Marketing and selling expenses		113	(i), (iii)	113
Transaction and integration related expenses	1	(1)	(iii)	—
Administrative expenses		52	(i), (iii)	52
Impairment charges	107	(107)	(iv)	—
Other operating expense/(income), net	—	—		—
Research and development expenses		3	(ii)	3
Other expenses / (income)		117	(i), (iv), (v)	117
Other (income)/expense, net	(1)	1	(v)	—
Restructuring charges	—	3	(iii), (iv)	3
Total costs and expenses	1,123	—		1,123
Earnings (loss) before interest and taxes	(7)	—		(7)
Interest expense		21	(vi)	21
Interest income		—	(vi)	—
Interest expense, net	21	(21)	(vi)	—
Earnings before taxes	(28)	—		(28)
Income tax (benefit)/expense	(159)	159	(vii)	—
Taxes on earnings		(159)	(vii)	(159)
Earnings from continuing operations	131	—		131
Less: Net earnings (loss) attributable to noncontrolling interests	—	—		—
Net earnings attributable to Campbell Soup Company	$131	$—		$131

Snyder’s-Lance reclassifications in the unaudited pro forma combined statement of earnings for the year ended July 30, 2017 are as follows:

	Year Ended July 1, 2017
	Before Reclassification	Reclassification	Notes	After Reclassification
Net sales	$2,211	$—		$2,211
Costs and expenses
Cost of products sold	1,406	234	(i), (ii)	1,640
Selling, general and administrative expenses	651	(651)	(i)	—
Marketing and selling expenses		265	(i), (iii)	265
Transaction and integration related expenses	9	(9)	(iii)	—
Administrative expenses		125	(i), (iii)	125
Impairment charges	11	(11)	(iv)	—
Other operating expense/(income), net	(3)	3	(v)	—
Research and development expenses		6	(ii)	6
Other expenses / (income)		24	(i), (iv), (v)	24
Other (income)/expense, net	—	—		—
Restructuring charges	—	14	(iii), (iv)	14
Total costs and expenses	2,074	—		2,074
Earnings before interest and taxes	137	—		137
Interest expense		37	(vi)	37
Interest income		—	(vi)	—
Interest expense, net	37	(37)	(vi)	—
Earnings before taxes	100	—		100
Income tax (benefit)/expense	39	(39)	(vii)	—
Taxes on earnings		39	(vii)	39
Earnings from continuing operations	61	—		61
Less: Net earnings (loss) attributable to noncontrolling interests	1	—		1
Net earnings attributable to Campbell Soup Company	$60	$—		$60
_____________________________________

(i)
Represents the reclassification of Snyder’s-Lance Selling, general, and administrative expenses into Cost of products sold, Marketing and selling expenses, Administrative expenses, and Other expenses / (income) to conform to Campbell’s Statement of Earnings presentation.

(ii)
Represents the reclassification of Snyder’s-Lance expenses related to research and development from Cost of products sold into Research and development expenses to conform to Campbell’s Statement of Earnings presentation.

(iii)
Represents the reclassification of Snyder’s-Lance Transaction and integration related expenses into Marketing and selling expenses, Administrative expenses, and Restructuring charges to conform to Campbell’s Statement of Earnings presentation.

(iv)	Represents the reclassification of Snyder’s-Lance Impairment charges into Restructuring charges and Other expenses / (income) to conform to Campbell’s Statement of Earnings presentation.

(v)
Represents the reclassification of Snyder’s-Lance Other operating expense/(income), net and Other (income)/expense, net into Other expenses / (income) to conform to Campbell’s Statement of Earnings presentation.

(vi)	Represents the reclassification of Snyder’s-Lance Interest expense, net into Interest expense and Interest income to conform to Campbell’s Statement of Earnings presentation.

(vii)	Represents the reclassification of Snyder’s-Lance Income tax (benefit)/expense into Taxes on earnings to conform to Campbell’s Statement of Earnings presentation.

Snyder’s-Lance reclassifications in the unaudited pro forma combined balance sheet as of January 28, 2018 are as follows:

	As of December 30, 2017
	Before Reclassification	Reclassification	Notes	After Reclassification
Assets
Current assets:
Cash and cash equivalents	$19	—		$19
Restricted cash	—	—		—
Accounts receivable, net	219	—		219
Inventories, net	190	—		190
Prepaid income taxes and income taxes receivable	6	(6)	(i)	—
Assets held for sale	19	(19)	(i)	—
Prepaid expenses and other current assets	30	(30)	(i)	—
Other current assets		55	(i)	55
Total current assets	483	—		483
Noncurrent assets:
Plant assets, net of depreciation	493	2	(ii)	495
Goodwill	1,282	—		1,282
Other intangible assets, net of amortization	1,301	(2)	(ii)	1,299
Other assets	59	—		59
Total assets	$3,618	$—		$3,618

	As of December 30, 2017
	Before Reclassification	Reclassification	Notes	After Reclassification
Liabilities and equity
Current liabilities:
Current portion of long-term debt	$49	$(49)	(iii)	$—
Accounts payable	112	(112)	(iv)	—
Accrued compensation	32	(32)	(v)	—
Accrued casualty insurance claims	3	(3)	(vii)	—
Accrued marketing, selling and promotional costs	58	(58)	(v)	—
Other payables and accrued liabilities	46	(46)	(v), (vi)	—
Short-term borrowings		50	(iii), (vi)	50
Payable to suppliers and others		112	(iv)	112
Accrued liabilities		138	(v), (vii)	138
Dividends payable		—		—
Accrued income taxes		—		—
Total current liabilities	300	—		300
Long-term debt	1,026	—		1,026
Deferred taxes	235	—		235
Accrued casualty insurance claims	15	(15)	(vii)	—
Other liabilities	20	15	(vii)	35
Total liabilities	1,596	—		1,596
Commitments and Contingencies
Stockholders' equity:
Preferred stock	—	—		—
Capital stock	81	—		81
Additional paid-in capital	1,637	—		1,637
Retained earnings	282	—		282
Capital stock in treasury, at cost	—	—		—
Accumulated other comprehensive income (loss)	2	—		2
Total stockholders' equity	2,002	—		2,002
Noncontrolling interests	20	—		20
Total equity	2,022	—		2,022
Total liabilities and equity	$3,618	$—		$3,618
___________________________________________

(i)
Represents the reclassification of Snyder’s-Lance Prepaid income taxes and income taxes receivable, Assets held for sale, and Prepaid expenses and other current assets into Other current assets to conform to Campbell’s Balance Sheet presentation.

(ii)
Represents the reclassification of Snyder’s-Lance internally developed software from Other intangible assets, net of amortization into Plant assets, net of depreciation to conform to Campbell’s Balance Sheet presentation.

(iii)	Represents the reclassification of Snyder’s-Lance Current portion of long-term debt into Short-term borrowings to conform to Campbell’s Balance Sheet presentation.

(iv)	Represents the reclassification of Snyder’s-Lance Accounts payable into Payable to suppliers and others to conform to Campbell’s Balance Sheet presentation.

(v)
Represents the reclassification of Snyder’s-Lance Accrued compensation, Accrued marketing, selling and promotional costs, and Other payables and accrued liabilities into Accrued liabilities to conform to Campbell’s Balance Sheet presentation.

(vi)	Represents the reclassification of Snyder’s-Lance capital lease obligations from Other payables and accrued liabilities into Short-term borrowings to conform to Campbell’s Balance Sheet presentation.

(vii)	Represents the reclassification of Snyder’s-Lance current Accrued casualty insurance claims into Accrued liabilities, and non-current Accrued casualty insurance claims into Other liabilities to conform to Campbell’s Balance Sheet presentation.

5. Pro Forma Adjustments
The following items resulted in adjustments reflected in the unaudited pro forma combined financial information:

(a)	Plant assets - Reflects adjustment to the fair value of plant assets to reflect the preliminary results of ongoing appraisals as follows:

	Useful Life	Fair Value
Land	N/A	$55
Land improvements	2 - 19 Years	16
Leasehold interests	1 - 14 Years	11
Buildings	2 - 41 Years	216
Machinery and equipment	1 - 18 Years	370
Projects in progress	N/A	17
Total Plant assets		$685
Historical depreciation expense of Snyder's-Lance was $34 and $71 in the six months ended January 28, 2018 and in the year ended July 30, 2017, respectively. Depreciation expense on a straight-line basis using the asset lives reflected in the table above is $35 and $73 in the six months ended January 28, 2018 and in the year ended July 30, 2017, respectively. As a result, depreciation expense is increased by $1 and $2 (in Cost of products sold) in the six months ended January 28, 2018 and in the year ended July 30, 2017, respectively.

(b)	Other intangible assets - Reflects adjustment to the fair value of other intangible assets to reflect the preliminary results of ongoing appraisals as follows:

	Type	Useful Life	Fair Value
Trademarks	Non-amortizable	Indefinite	$2,131
Customer relationships	Amortizable	15-22 Years	809
Non-compete agreement	Amortizable	1.5 Years	6
Total Intangible assets			$2,946
Amortization expense, recorded in Other expenses / (income), is increased by $9 and $17 in the six months ended January 28, 2018 and the year ended July 30, 2017, respectively, to reflect amortization using the asset lives reflected in the table above.

(c)
Other expenses - Reflects adjustments to exclude $14 of acquisition costs recognized in the six months ended January 28, 2018 (of which $12 incurred by Campbell and $2 incurred by Snyder's-Lance), and to exclude $12 of expenses incurred related to the bridge financing which is expected to remain undrawn, as such costs are not expected to have a continuing impact on our results.

(d)
Debt and interest expense - The purchase price is expected to be funded by the incurrence of new debt, including a three-year, $900 senior unsecured term loan with a variable rate and $5,300 of senior unsecured notes with a combination of fixed and variable interest rates and maturities ranging from 2 - 30 years. The weighted-average interest rate on the senior unsecured term loan and senior unsecured notes as of the issuance is expected to be 3.6%, based upon current market interest rates as of February 15, 2018 and results in $111 and $221 of stated interest expense in the six months ended January 28, 2018 and the year ended July 30, 2017, respectively. The actual financing and terms of the financing will be subject to market conditions. A 1/8% change in interest rates on the debt to be incurred as part of the Transactions would result in a change in interest expense of $8 annually.

Snyder’s-Lance outstanding debt, including its revolving credit facility and senior unsecured term loans, will be paid at the closing date for $1,084 (short- and long-term debt of $49 and $1,035, respectively) based on outstanding balances as of December 30, 2017. Accrued interest related to the Snyder’s-Lance outstanding debt is not material. Interest expense is reduced by $21 and $37 in the six months ended January 28, 2018 and the year ended July 30, 2017, respectively, to reflect the elimination of interest expense on Snyder’s-Lance debt.

(e)
Debt issuance costs - Underwriting and professional fees to be incurred in conjunction with the debt issuance to fund the acquisition are expected to be $41, of which $39 will be incurred and deferred at the time of debt issuance, and $2 was previously incurred and deferred in Other current assets. Deferred financing costs are reflected as a component of long-term debt. Amortization of $3 and $6 in the six months ended January 28, 2018 and the year ended July 30, 2017, respectively, is reflected in interest expense related to these costs. Additionally, purchase accounting adjustments include the write-off of $9 of deferred financing costs related to the Snyder’s-Lance debt that will be settled in conjunction with the close of the Transactions.

(f)
Income taxes - Represents the income tax effect of the pro forma adjustments related to the acquisition calculated using historical statutory tax rates by jurisdiction, resulting in blended statutory tax rates (inclusive of state taxes) of 29.87% for the six months ended January 28, 2018, and 36.36% for the year ended July 30, 2017. The income tax effects of the Tax Cuts and Jobs Act (the Act), which was enacted in the United States on December 22, 2017, are presented as recorded by the separate companies and have not been re-determined on a combined basis. The provisions of the Act are expected to reduce the U.S. federal statutory tax rate of the combined group to 27% for the fiscal year ending in 2018, and to 21% for the fiscal year ending in 2019 and thereafter. In addition,the state apportioned statutory tax rate could change for the group on a combined basis.

(g)
Cash and cash equivalents - Reflects consideration paid of $6,067, financed by a new debt incurred of $6,200 and the anticipated settlement of interest rate swaps of $13 associated with Snyder's-Lance debt to be repaid, offset by financing costs on debt incurred of $39.

(h)
Inventories - Reflects adjustment to the fair value of acquired inventory. This adjustment is not reflected in the unaudited pro forma combined statements of earnings because it does not have a continuing impact based upon expected inventory turnover.

(i)
Other current assets - Reflects the write-off of the $9 prepaid loan commitment fee related to the bridge financing that is assumed to remain unused in the pro forma financial information, and the reclassification of the $2 senior unsecured term loan commitment fee to long-term debt.

(j)
Goodwill - Goodwill, representing the excess of the purchase price over the fair value of assets to be acquired, is $2,912. This allocation is based on preliminary estimates. The final allocation may differ materially from this estimate as changes to the initial valuation of assets and liabilities will be allocated to goodwill.

(k)
Other assets - Reflects the adjustment of certain equity method investments of $4 to fair value and the anticipated settlement of interest rate swaps of $13 associated with Snyder's-Lance debt to be repaid.

(l)
Accrued liabilities - Reflects the accrual of acquisition expenses of $74 that will be incurred at the close of the Transactions, of which $18 (tax benefit of $3 reflected in Accrued income taxes and $15 after tax reflected in Earnings retained in the business) will be incurred by Campbell and $56 will be assumed from Snyder’s-Lance, and the elimination of $1 of deferred rent as result of the application of acquisition accounting.

(m)
Deferred taxes - Reflects the preliminary adjustment to record deferred tax assets and liabilities in connection with the fair value adjustments to assets acquired and liabilities assumed. The estimated increase in deferred tax liabilities of $463 was primarily determined based on the excess of the fair values of the acquired assets and liabilities assumed as compared to the tax basis of the assets acquired and liabilities assumed. The historical statutory tax rates were applied, as appropriate, to each adjustment based on the jurisdiction to which the adjustment relates. This estimate of deferred tax assets and liabilities is preliminary and is subject to change based upon management’s final determination of the fair value of assets acquired and liabilities assumed by jurisdiction. Additional changes to deferred taxes may include, but are not limited to, changes in Campbell's assessment as to the realizability of deferred tax assets as a result of the combination, impacts to the statutory tax rates applied as a result of the combination, etc. Further, the deferred income tax effects of the Act are presented as recorded by the separate companies and have not been re-determined on a combined basis.

(n)	Other liabilities - Reflects the elimination of $4 of non-current deferred rent as a result of the application of acquisition accounting.

(o)	Snyder’s-Lance equity - Reflects elimination of historical equity and retained earnings accounts of Snyder’s-Lance.

(p)	Noncontrolling interests - Reflects the adjustment of noncontrolling interest to fair value.